Exhibit 10.1

AMENDMENT NO. 2

TO CREDIT AGREEMENT

dated as of
June 25, 2007

Among

ICO, INC.,
BAYSHORE INDUSTRIAL, L.P. and
ICO POLYMERS NORTH AMERICA, INC.,
as Borrowers,

KEYBANK NATIONAL ASSOCIATION,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AND THE OTHER LENDING INSTITUTIONS NAMED HEREIN,
as Lenders,

and

KEYBANK NATIONAL ASSOCIATION,
as an LC Issuer, Lead Arranger, Bookrunner,
Administrative Agent and Syndication Agent

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Swing Line Lender

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is made as of June 25, 2007, by and among the following:

(i)           ICO, INC., a Texas corporation (“ICO”), BAYSHORE INDUSTRIAL, L.P., a Texas limited partnership (“Bayshore”), and ICO POLYMERS NORTH AMERICA, INC., a New Jersey corporation (“ICO Polymers,” and together with ICO and Bayshore, the “Borrowers” and individually, each a “Borrower”);

(ii)           KEYBANK NATIONAL ASSOCIATION, a national banking association, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and the other lending institutions from time to time party hereto (each a “Lender” and collectively, the “Lenders”);

(iii)           KEYBANK NATIONAL ASSOCIATION, a national banking association, as an LC Issuer, lead arranger, bookrunner, and administrative agent (in such capacity as administrative agent, the “Administrative Agent”); and

(iv)           WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the Swing Line Lender.

RECITALS:

A.           The Borrowers, the Administrative Agent and the Lenders are parties to the Credit Agreement, dated as of October 27, 2006, as amended by Amendment No. 1 and Waiver to Credit Agreement, dated April 25, 2007 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           The Borrowers, the Administrative Agent and the Lenders desire to further amend the Credit Agreement as more fully set forth herein.

C.           Each capitalized term used herein and not otherwise defined herein shall have the same meaning set forth in the Credit Agreement.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows:

1.           New Definitions.  The following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Amendment No. 2” means Amendment No. 2 to Credit Agreement, dated as of June 25, 2007.”

““Amendment No. 2 Effective Date” has the meaning provided in Section 31 of Amendment No. 2.”

““Notice of Swing Loan Refunding” has the meaning provided in Section 2.04(b).”

““Sweep Documentation” means, collectively, the Master Agreement for Treasury Service by and between ICO and Wells Fargo Bank, National Association, and the Acceptance of Service Agreement by and between ICO and Wells Fargo Bank, National Association, in each case as in effect from time to time.”

““Swing Line Commitment” means $1,500,000.”

““Swing Line Facility” means the credit facility established under Section 2.04 pursuant to the Swing Line Commitment of the Swing Line Lender.”

““Swing Line Lender” means Wells Fargo Bank, National Association.”

““Swing Line Note” means a promissory note substantially in the form of Exhibit A-3 hereto.”

““Swing Loan” means any loan made by the Swing Line Lender under the Swing Line Facility pursuant to Section 2.04.”

““Swing Loan Maturity Date” means, with respect to any Swing Loan, the earlier of (i) the 15th day of each calendar month, (ii) the last day of each calendar month, and (ii) the Revolving Facility Termination Date.”

““Swing Loan Participation” has the meaning provided in Section 2.04(c).”

““Swing Loan Participation Amount” has the meaning provided in Section 2.04(c).”

““Wells Fargo Base Rate” means , for any day, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greater of (i) the rate of interest established by Wells Fargo Bank, National Association, from time to time, as its “prime rate,” whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; or (ii) the Federal Funds Effective Rate in effect from time to time, determined one Business Day in arrears, plus 1/2 of 1% per annum.”

2.           Amendments to Section 1.01 to the Credit Agreement.  The following definitions contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

““Aggregate Credit Facility Exposure” means, at any time, the sum of (i) the Aggregate Revolving Facility Exposure at such time, (ii) the principal amount of Swing Loans outstanding at such time and (iii) the aggregate principal amount of the Term Loans outstanding at such time.”

““Borrowing” means a Revolving Borrowing, a Term Borrowing or the incurrence of a Swing Loan.”

““Credit Facility” means the credit facility established under this Agreement pursuant to which (i) the Lenders shall make Revolving Loans to the Borrowers, and shall participate in LC

Issuances, under the Revolving Facility pursuant to the Revolving Commitment of each such Lender, (ii) each Lender with a Term Commitment shall make a Term Loan to the Borrowers pursuant to such Term Commitment of such Lender, (iii) the Swing Line Lender shall make Swing Loans to the Borrowers under the Swing Line Facility pursuant to the Swing Line Commitment, and (iv) each  LC Issuer shall issue Letters of Credit for the account of the LC Obligors in accordance with the terms of this Agreement.”

““Credit Facility Exposure” means, for any Lender at any time, the sum of (i) such Lender’s Revolving Facility Exposure at such time, (ii) in the case of the Swing Line Lender, the principal amount of Swing Loans outstanding at such time, and (iii) the outstanding aggregate principal amount of the Term Loan made by such Lender, if any.”

““Lender” and “Lenders” have the meaning provided in the first paragraph of this Agreement and includes any other Person that becomes a party hereto pursuant to an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement.  Unless the context otherwise requires, the term “Lenders” includes the Swing Line Lender.”

““Loan” means any Revolving Loan, Term Loan or Swing Loan.”

““Note” means a Revolving Facility Note, a Term Note or a Swing Line Note, as applicable.”

““Obligations” means all amounts, indemnities and reimbursement obligations, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by the Borrowers or any other Loan Party to the Administrative Agent, any Lender, the Swing Line Lender or any LC Issuer pursuant to the terms of this Agreement or any other Loan Document (including, but not limited to, interest and fees that accrue after the commencement by or against any Loan Party of any insolvency proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code).”

““Term Loan Commitment Period” means the period from and including the Closing Date through and including the date that is 330 days after the Closing Date.”

““Total Term Loan Commitment” means the sum of the Term Commitments of the Lenders.  As of the Amendment No. 2 Effective Date, the amount of the Total Term Loan Commitment is $14,166,667.”

3.           Amendment to Schedule I.  Schedule I to the Credit Agreement shall be amended and restated in its entirety as set forth on Exhibit B hereto.

4.           Amendment to Section 2.01.  Section 2.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Section 2.01   Establishment of the Credit Facility.  On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Loan Documents, the Administrative Agent, the Lenders, the Swing Line Lender and each LC Issuer agree to establish the Credit Facility for the benefit of the Borrower; provided, however, that at no time will (i) the Aggregate Credit Facility Exposure exceed the Total Credit Facility Amount, or (ii) the Credit Facility Exposure of any Lender exceed the aggregate amount of such Lender’s Commitment.”

5.           Amendment to Section 2.02.  Section 2.02 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Section 2.02   Revolving Facility.  During the Revolving Facility Availability Period, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a Revolving Loan or Revolving Loans to the Borrowers from time to time pursuant to such Lender’s Revolving Commitment, which Revolving Loans (i) may, except as set forth herein, at the option of the Borrower Representative, be incurred and maintained as, or Converted into, Revolving Loans that are Base Rate Loans or Eurodollar Loans, provided that all Revolving Loans made as part of the same Revolving Borrowing shall consist of Revolving Loans of the same Type; (ii) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; and (iii) shall not be made if, after giving effect to any such Revolving Loan, (A) the Revolving Facility Exposure of any Lender would exceed such Lender’s Revolving Commitment, (B) the Aggregate Revolving Facility Exposure plus the principal amount of Swing Loans would exceed the Total Revolving Commitment, or (C) the Borrowers would be required to prepay Loans or cash collateralize Letters of Credit pursuant to Section 2.13(c).  The Revolving Loans to be made by each Lender will be made by such Lender on a pro rata basis based upon such Lender’s Revolving Facility Percentage of each Revolving Borrowing, in each case in accordance with Section 2.07 hereof.”

6.           Amendment to Section 2.04.  Section 2.04 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Section 2.04   Swing Line Facility

(a)           Swing Loans.  During the Revolving Facility Availability Period, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement and the Sweep Documentation, to make a Swing Loan or Swing Loans to the Borrowers from time to time, which Swing Loans:  (i) shall be payable on the Swing Loan Maturity Date applicable to each such Swing Loan; (ii) shall be made only in U.S. Dollars; (iii) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (iv) may only be made if after giving effect thereto (A) the aggregate principal amount of Swing Loans outstanding does not exceed the Swing Line Commitment, and (B) the Aggregate Revolving Facility Exposure plus the principal amount of Swing Loans would not exceed the Total Revolving Commitment; (v) shall not be made if, after giving effect thereto, the Borrowers would be required to prepay Loans or cash collateralize Letters of Credit pursuant to Section 2.13(c) hereof; and (vi) shall not be made if the proceeds thereof would be used to repay, in whole or in part, any outstanding Swing Loan.  To the extent the terms of this Agreement and the Sweep Documentation conflict, the terms of this Agreement shall control.

(b)           Swing Loan Refunding.  The Swing Line Lender may at any time, in its sole and absolute discretion, direct that the Swing Loans owing to it be refunded by delivering a notice to such effect to the Administrative Agent, specifying the aggregate principal amount thereof (a “Notice of Swing Loan Refunding”).  Promptly upon receipt of a Notice of Swing Loan Refunding, the Administrative Agent shall give notice of the contents thereof to the Lenders with Revolving Commitments and, unless an Event of Default specified in Section 8.01(h) in respect of the Borrowers have occurred, the Borrower Representative.  Each such Notice of Swing Loan Refunding shall be deemed to constitute delivery by the Borrower Representative of a Notice of Borrowing requesting Revolving Loans consisting of Base Rate Loans in the amount of the Swing Loans to which it relates.  Each Lender with a Revolving Commitment (including the Swing Line Lender) hereby unconditionally agrees (notwithstanding that any of the conditions specified in Section 4.02 or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraph (d) below) to make a Revolving Loan to the Borrowers in the amount of such Lender’s Revolving Facility Percentage of the aggregate amount of the Swing Loans to which such Notice of Swing Loan Refunding relates.  Each such Lender shall make the amount of such Revolving Loan available to the Administrative Agent in immediately available funds at the Payment Office not later than 2:00 P.M. (local time at the Payment Office), if such notice is received by such Lender prior to 11:00 A.M. (local time at its domestic lending office), or not later than 2:00 P.M. (local time at the Payment Office) on the next Business Day, if such notice is received by such Lender after such time.  The proceeds of such Revolving Loans shall be made immediately available to the Swing Line Lender and applied by it to repay the principal amount of the Swing Loans to which such Notice of Swing Loan Refunding relates.

(c)           Swing Loan Participation.  If prior to the time a Revolving Loan would otherwise have been made as provided above as a consequence of a Notice of Swing Loan Refunding, any of the events specified in Section 8.01(h) shall have occurred in respect of the Borrowers or one or more of the Lenders with Revolving Commitments shall determine that it is legally prohibited from making a Revolving Loan under such circumstances, each Lender (other than the Swing Line Lender), or each Lender (other than such Swing Line Lender) so prohibited, as the case may be, shall, on the date such Revolving Loan would have been made by it (the “Purchase Date”), purchase an undivided participating interest (a “Swing Loan Participation”) in the outstanding Swing Loans to which such Notice of Swing Loan Refunding relates, in an amount (the “Swing Loan Participation Amount”) equal to such Lender’s Revolving Facility Percentage of such outstanding Swing Loans.  On the Purchase Date, each such Lender or each such Lender so prohibited, as the case may be, shall pay to the Swing Line Lender, in immediately available funds, such Lender’s Swing Loan Participation Amount, and promptly upon receipt thereof the Swing Line Lender shall, if requested by such other Lender, deliver to such Lender a participation certificate, dated the date of the Swing Line Lender’s receipt of the funds from, and evidencing such Lender’s Swing Loan Participation in, such Swing Loans and its Swing Loan Participation Amount in respect thereof.  If any amount required to be paid by a Lender to the Swing Line Lender pursuant to the above provisions in respect of any Swing Loan Participation is not paid on the date such payment is due, such Lender shall pay to the Swing Line Lender on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the due date until such amount is paid in full.  Whenever, at any time after the Swing Line Lender has received from any other Lender such Lender’s Swing Loan Participation Amount, the Swing Line Lender receives any payment from or on behalf of the Borrowers on account of the related Swing Loans, the Swing Line Lender will promptly distribute to such Lender its ratable share of such amount based on its Revolving Facility Percentage of such amount on such date on account of its Swing Loan Participation (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that if such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

(d)           Obligations Unconditional.  Each Lender’s obligation to make Revolving Loans pursuant to Section 2.04(b) and/or to purchase Swing Loan Participations in connection with a Notice of Swing Loan Refunding shall be subject to the conditions that (i) such Lender shall have received a Notice of Swing Loan Refunding complying with the provisions hereof and (ii) at the time the Swing Loans that are the subject of such Notice of Swing Loan Refunding were made, the Swing Line Lender making the same had no actual written notice from another Lender that an Event of Default had occurred and was continuing, but otherwise shall be absolute and unconditional, shall be solely for the benefit of the Swing Line Lender that gives such Notice of

Swing Loan Refunding, and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against any other Lender, any Loan Party, or any other Person, or any Loan Party may have against any Lender or other Person, as the case may be, for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, (C) any event or circumstance involving a Material Adverse Effect, (D) any breach of any Loan Document by any party thereto, or (E) any other circumstance, happening or event, whether or not similar to any of the foregoing.”

7.           Amendment to Section 2.05(a).  Section 2.05(a) of the Credit Agreement shall be amended and restated as follows:

“(a)         LC Issuances.  During the Revolving Facility Availability Period, the Borrower Representative may request an LC Issuer at any time and from time to time to issue, for the account of any Borrower or any Subsidiary Guarantor, and subject to and upon the terms and conditions herein set forth, each LC Issuer agrees to issue from time to time Letters of Credit denominated and payable in Dollars and in each case in such form as may be approved by such LC Issuer and the Administrative Agent; provided, however, that notwithstanding the foregoing, no LC Issuance shall be made if, after giving effect thereto, (i) the LC Outstandings would exceed the LC Commitment Amount, (ii) the Revolving Facility Exposure of any Lender would exceed such Lender’s Revolving Commitment, (iii) the Aggregate Revolving Facility Exposure plus the principal amount of Swing Loans outstanding would exceed the Total Revolving Commitment, or (iv) the Borrowers would be required to prepay Loans or cash collateralize Letters of Credit pursuant to Section 2.13(c) hereof.  Subject to Section 2.05(c) below, each Letter of Credit shall have an expiry date (including any renewal periods) occurring not later than the earlier of (y) one year from the date of issuance thereof, or (z) 30 Business Days prior to the Revolving Facility Termination Date.”

8.           Amendment to Section 2.06(a).  Section 2.06(a) of the Credit Agreement shall be amended and restated as follows:

“(a)         Time of Notice.  Each Borrowing of a Loan (other than a Continuation or Conversion or the incurrence of a Swing Loan) shall be made upon notice in the form provided for below which shall be provided by the Borrower Representative to the Administrative Agent at its Notice Office not later than (i) in the case of each Borrowing of a Eurodollar Loan, 11:00 A.M. (local time at its Notice Office) at least three Business Days’ prior to the date of such Borrowing, and (ii) in the case of each Borrowing of a Base Rate Loan, prior to 11:00 A.M. (local time at its Notice Office) on the proposed date of such Borrowing.”

9.           Amendment to Section 2.06(b).  Section 2.06(b) of the Credit Agreement shall be amended and restated as follows:

“(b)         Notice of Borrowing.  Each request for a Borrowing (other than a Continuation or Conversion or the incurrence of a Swing Loan) shall be made by an Authorized Officer by delivering written notice of such request substantially in the form of Exhibit B-1 hereto (each such notice, a “Notice of Borrowing”) or by telephone (to be confirmed immediately in writing by delivery by an Authorized Officer of a Notice of Borrowing), and in any event each such request shall be irrevocable and shall specify (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of the Borrowing (which shall be a Business Day), (iii) the Type of Loans such Borrowing will consist of, and (iv) if applicable, the initial Interest Period.  Without in any way limiting the obligation of the Borrower Representative to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer entitled to give telephonic notices under this Agreement on behalf of the Borrowers.  In each such case, the Administrative Agent’s record of the terms of such telephonic notice shall be conclusive absent manifest error.”

10.           Amendment to Section 2.06(c).  Section 2.06(d) of the Credit Agreement shall be amended and restated as follows:

“(c)         Minimum Borrowing Amount.  The aggregate principal amount of each Borrowing by the Borrowers shall not be less than the Minimum Borrowing Amount, if applicable.”

11.           Amendment to Section 2.07(a).  Section 2.07(a) of the Credit Agreement shall be amended and restated as follows:

“(a)         Several Nature of Funding Obligations.  The Commitments of each Lender hereunder and the obligation of each Lender to make Loans, acquire and fund Swing Loan Participations, and LC Participations, as the case may be, are several and not joint obligations.  No Lender shall be responsible for any default by any other Lender in its obligation to make Loans or fund any participation hereunder and each Lender shall be obligated to make the Loans provided to be made by it and fund its participations required to be funded by it hereunder, regardless of the failure of any other Lender to fulfill any of its Commitments hereunder.  Nothing herein and no subsequent termination of the Commitments pursuant to Section 2.12 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder and in existence from time to time or to prejudice any rights that the Borrowers may have against any Lender as a result of any default by such Lender hereunder.”

12.           Amendment to Section 2.07(b).  Section 2.07(b) of the Credit Agreement shall be amended and restated as follows:

“(b)         Borrowings Pro Rata.  Except with respect to the making of Swing Loans by the Swing Line Lender, all Loans hereunder shall be made as follows:  (i) all Revolving Loans made, and LC Participations acquired by each Lender, shall be made or acquired, as the case may be, on a pro rata basis based upon each Lender’s Revolving Facility Percentage of the amount of such Revolving Borrowing or Letter of Credit in effect on the date the applicable Revolving Borrowing is to be made or the Letter of Credit is to be issued, and (ii) all Term Loans shall be made by the Lenders having Term Commitments pro rata on the basis of their respective Term Commitments.”

13.           Amendment to Section 2.07(c).  Section 2.07(c) of the Credit Agreement shall be amended and restated as follows:

“(c)         Notice to Lenders. The Administrative Agent shall promptly give each Lender, as applicable, written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing (other than the incurrence of any Swing Loan), or Conversion or Continuation thereof, and LC Issuance, and of such Lender’s proportionate share thereof or participation therein and of the other matters covered by the Notice of Borrowing, Notice of Continuation or Conversion, or LC Request, as the case may be, relating thereto.”

14.           Amendment to Section 2.07(d).  Section 2.07(d) of the Credit Agreement shall be amended and restated as follows:

“(d)         Funding of Loans.

(i)           Loans Generally.  No later than 2:00 P.M. (local time at the Payment Office) on the date specified in each Notice of Borrowing, each Lender will make available its amount, if any, of each Borrowing requested to be made on such date to the Administrative Agent at the Payment Office in Dollars and in immediately available funds and the Administrative Agent promptly will make available to the Borrowers by depositing to its account at the Payment Office (or such other account as the Borrower Representative shall specify) the aggregate of the amounts so made available in the type of funds received.

(ii)           Swing Loans.  Subject to Section 2.04(a), on each Business Day, the Swing Line Lender will make available to the Borrowers by depositing to the Operating Account the aggregate amount of Swing Loans, if any, required to be made pursuant to the Sweep Documentation.”

15.           Amendment to Section 2.08(b).  Section 2.08(b) of the Credit Agreement shall be amended and restated as follows:

“(b)         Loan Accounts of Administrative Agent and Swing Line Lender; Lender Register.  Except with respect to Swing Loans, the Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan and Borrowing made hereunder, the Type thereof, the currency in which such Loan is denominated, the Interest Period and applicable interest rate, (ii) the amount and other details with respect to each Letter of Credit issued hereunder, (iii) the amount of any principal due and payable or to become due and payable from the Borrowers to each Lender hereunder, (iv) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof, and (v) the other details relating to the Loans, Letters of Credit and other Obligations.  In addition, the Administrative Agent shall maintain a register (the “Lender Register”) on or in which it will record the names and addresses of the Lenders, and the Commitments from time to time of each of the Lenders.  The Administrative Agent will make the Lender Register available to any Lender or the Borrowers upon request.  The Swing Line Lender shall maintain accounts in which it shall record the amount of each Swing Loan made hereunder and the applicable interest rate.”

16.           Amendment to Section 2.08(d).  Section 2.08(d) of the Credit Agreement shall be amended and restated as follows:

“(d)         Notes.  Upon request of any Lender or the Swing Line Lender, the Borrowers will execute and deliver to such Lender or the Swing Line Lender, as the case may be, (i) a Revolving Facility Note with blanks appropriately completed in conformity herewith to evidence the Borrowers’ obligation to pay the principal of, and interest on, the Revolving Loans made to it by such Lender, (ii) a Term Note with blanks appropriately completed in conformity herewith to evidence their obligation to pay the principal of, and interest on, the Term Loan made to it by such Lender, and (iii) a Swing Line Note with blanks appropriately completed in conformity herewith to evidence the Borrowers’ obligation to pay the principal of, and interest on, the Swing Loans made to it by the Swing Line Lender; provided, however, that the decision of any Lender or the Swing Line Lender to not request a Note shall in no way detract from the Borrowers’

obligation to repay the Loans and other amounts owing by the Borrowers to such Lender or the Swing Line Lender.”

17.           Amendment to Section 2.09(a).  Section 2.09(a) of the Credit Agreement shall be amended and restated as follows:

“(a)         Interest on Revolving Loans; Interest on Swing Loans.  (i) The outstanding principal amount of each Revolving Loan made by each Lender shall bear interest at a fluctuating rate per annum that shall at all times be equal to (A) during such periods as such Revolving Loan is a Base Rate Loan, the Base Rate plus the Applicable Margin in effect from time to time, and (B) during such periods as such Revolving Loan is a Eurodollar Loan, the relevant Adjusted Eurodollar Rate for such Eurodollar Loan for the applicable Interest Period plus the Applicable Margin in effect from time to time.  (ii) The outstanding principal amount of each Swing Loan shall bear interest from the date of the Borrowing at a rate per annum that shall be equal to the Wells Fargo Base Rate in effect at the time of the Borrowing of the applicable Swing Loan minus 1.25%.”

18.           Amendment to Section 2.09(d).  Section 2.09(d) of the Credit Agreement shall be amended and restated as follows:

“(d)         Accrual and Payment of Interest.  Interest shall accrue from and including the date of any Borrowing to but excluding the date of any prepayment or repayment thereof and shall be payable by the Borrowers: (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on the dates that are successively three months after the commencement of such Interest Period, (iii) in respect of any Swing Loan, on the Swing Loan Maturity Date applicable thereto, and (iv) in respect of all Loans, other than Revolving Loans accruing interest at a Base Rate, on any repayment, prepayment or Conversion (on the amount repaid, prepaid or Converted), at maturity (whether by acceleration or otherwise), and, after such maturity or, in the case of any interest payable pursuant to Section 2.09(c), on demand.”

19.           Amendment to Section 2.09(e).  Section 2.09(e) of the Credit Agreement shall be amended and restated as follows:

“(e)         Computations of Interest.  All computations of interest on Eurodollar Loans and Swing Loans hereunder shall be made on the actual number of days elapsed over a year of 360 days.  All computations of interest on Base Rate Loans and Unpaid Drawings hereunder shall be made on the actual number of days elapsed over a year of 365 or 366 days, as applicable.”

20.           Amendment to Section 2.13(a)(i).  Section 2.13(a)(i) of the Credit Agreement shall be amended and restated as follows:

“(a)(i)     each partial prepayment shall be in an aggregate principal amount of at least (A) in the case of any prepayment of a Eurodollar Loan, $10,000,000 (or, if less, the full amount of such Borrowing), or an integral multiple of $1,000,000 in excess thereof, (B) in the case of any prepayment of a Base Rate Loan, $1,000,000 (or, if less, the full amount of such Borrowing), or an integral multiple of $500,000 in excess thereof, and (C) in the case of any prepayment of a Swing Loan, in the full amount thereof;”

21.           Amendment to Section 2.13(c)(ii).  Section 2.13(c)(ii) of the Credit Agreement shall be amended and restated as follows:

“(c)(ii)    Loans Exceed the Commitments.  If on any date (after giving effect to any other payments on such date) (A) the Aggregate Credit Facility Exposure exceeds the Total Credit Facility Amount, (B) the Revolving Facility Exposure of any Lender exceeds such Lender’s Revolving Commitment, (C) the Aggregate Revolving Facility Exposure plus the principal amount of Swing Loans exceeds the Total Revolving Commitment, or (D) the aggregate principal amount of Swing Loans outstanding exceeds the Swing Line Commitment, then, in the case of each of the foregoing, the Borrowers shall, on such day, prepay on such date the principal amount of Loans and, after Loans have been paid in full, Unpaid Drawings, in an aggregate amount at least equal to such excess.”

22.           Amendment to Section 2.14(b).  Section 2.14(b) of the Credit Agreement shall be amended and restated as follows:

“(b)         Application of Payments.  Except as specifically set forth elsewhere in this Agreement and subject to Section 8.03, (i) all payments and prepayments of Revolving Loans and Unpaid Drawings with respect to Letters of Credit shall be applied by the Administrative Agent on a pro rata basis based upon each Lender’s Revolving Facility Percentage of the amount of such prepayment, (ii) all payments and prepayments of Term Loans shall be applied by the Administrative Agent to reduce the principal amount of the Term Loans made by each Lender with a Term Commitment, pro rata on the basis of their respective Term Commitments, and (iii) all payments or prepayments of Swing Loans shall be applied by the Swing Line Lender to pay or prepay such Swing Loans.”

23.           Amendment to Section 3.02.  Section 3.02 of the Credit Agreement shall be amended and restated as follows:

“Section 3.02   Breakage Compensation.  The Borrowers shall compensate each Lender (including the Swing Line Lender), upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, costs, expenses and liabilities (including, without limitation, any loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans or Swing Loans and costs associated with foreign currency hedging obligations incurred by such Lender in connection with any Eurodollar Loan) which such Lender may sustain in connection with any of the following: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of Eurodollar Loans or Swing Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Continuation or Conversion (whether or not withdrawn by the Borrower Representative or deemed withdrawn pursuant to Section 3.01(a)); (ii) if any repayment, prepayment, Conversion or Continuation of any Eurodollar Loan occurs on a date that is not the last day of an Interest Period applicable thereto or any Swing Loan is paid prior to the Swing Loan Maturity Date applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; (iv) as a result of an assignment by a Lender of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto pursuant to a request by the Borrower Representative pursuant to Section 3.05(b); or (v) as a consequence of (y) any other default by the Borrowers to repay or prepay any Eurodollar Loans when required by the terms of this Agreement or (z) an election made pursuant to Section 3.05(b).  The written request of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error.  The Borrowers shall pay such Lender the amount shown as due on any such request within 10 days after receipt thereof.”

24.           Amendment to Section 4.02.  Section 4.02 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Section 4.02   Conditions Precedent to All Credit Events.  The obligations of the Lenders and each LC Issuer to make or participate in each Credit Event is subject, at the time thereof, to the satisfaction of the following conditions:

(a)           Notice.  The Administrative Agent (and in the case of subpart (iii) below, the applicable LC Issuer) shall have received, as applicable, (i) a Notice of Borrowing meeting the requirements of Section 2.06(b) with respect to any Borrowing (other than a Continuation or Conversion or incurrence of Swing Loan), (ii) a Notice of Continuation or Conversion meeting the requirements of Section 2.10(b) with respect to a Continuation or Conversion, or (iii) an LC Request meeting the requirements of Section 2.05(b) with respect to each LC Issuance.

(b)           No Default; Representations and Warranties.  At the time of each Credit Event and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Loan Parties contained herein or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrowers to the Administrative Agent, the Swing Line Lender, each LC Issuer and each of the Lenders that all of the applicable conditions specified in Section 4.01 and Section 4.02 have been satisfied as of the times referred to in such Sections.”

25.           Amendment to Section 8.03(vi).  Section 8.03(vi) of the Credit Agreement shall be amended and restated as follows:

“(vi)        sixth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are then due and payable to the Administrative Agent, each LC Issuer, the Swing Line Lender, the Lenders and the Designated Hedge Creditors, ratably based upon the respective aggregate amounts of all such Obligations owing to them on such date; and”

26.           Amendment to Section 11.04(a).  Section 11.04(a) of the Credit Agreement shall be amended and restated as follows:

“(a)         Equalization. If at any time any Lender receives any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) that is applicable to the payment of the principal of, or interest on, the Loans (other than Swing Loans), LC Participations, Swing Loan Participations or Fees (other than Fees that are intended to be paid solely to the Administrative Agent or an LC Issuer and amounts payable to a Lender under Article III), of a sum that with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount.”

27.           Amendment to Section 11.06(c)(i).  Section 11.06(c)(i) of the Credit Agreement shall be amended and restated as follows:

“(c)(i)     Any Lender may assign all, or if less than all, a fixed portion, of its Loans, LC Participations, Swing Loan Participations and/or Commitments and its rights and obligations hereunder to one or more Eligible Assignees, each of which shall become a party to this Agreement as a Lender by execution of an Assignment Agreement; provided, however, that”

28.           Amendment to Section 11.12(c).  Section 11.12(c) of the Credit Agreement shall be amended and restated as follows:

“(c)         No provision of Article IX may be amended without the consent of the Administrative Agent and no provision of Section 2.04 may be amended without the consent of the Swing Line Lender.”

29.           Exhibit.  A new Exhibit A-3 shall be added to the Credit Agreement in the form of the attached Exhibit A hereto.

30.           Consent to Dissolution of WEDCO Petrochemicals, Inc.  Notwithstanding Section 7.02 of the Credit Agreement or any other provision of the Loan Documents to the contrary, the Administrative Agent and the Lenders hereby consent to the dissolution of WEDCO Petrochemicals, Inc., a Delaware corporation, provided that the Borrowers deliver evidence thereof to the Administrative Agent as soon as possible and in any event no later than 45 days following the Amendment No. 4 Effective Date.

31.           Conditions Precedent.  The amendment and waiver set forth above shall become effective upon the satisfaction of the following conditions precedent (the “Amendment No. 2 Effective Date”):

(a)           this Amendment has been executed by each Borrower, the Administrative Agent and the Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b)           the Borrowers have paid all reasonable out-of-pocket fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent that have been invoiced on or prior to such date in connection with the preparation, negotiation, execution and delivery of this Amendment;

(c)           all representations and warranties of the Loan Parties contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of this Amendment, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made; and

(b)           each Subsidiary Guarantor has executed and delivered to the Administrative Agent the Subsidiary Guarantor Acknowledgment and Agreement attached hereto.

32.           Representations and Warranties.  Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:  (a) such Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational documents of such Borrower or any law applicable to such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and (e) this Amendment constitutes a valid and binding obligation of such Borrower in every respect, enforceable in accordance with its terms.

33.           Credit Agreement Unaffected.  Each reference that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby.  Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

34.           Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

35.           Entire Agreement.  This Amendment is specifically limited to the matters expressly set forth herein.  This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.  There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

36.           Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.  TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS GOVERNS THIS AMENDMENT.  Any legal action or proceeding with respect to this Amendment may be brought in any court located in Harris County, Texas or in any court of the United States for the Southern District of Texas, Houston Division, and, by execution and delivery of this Amendment, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The Borrowers hereby further irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower Representative at its address for notices pursuant to Section 11.05 of the Credit Agreement, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law.  Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction.

(b)           The Borrowers hereby irrevocably waive any objection that they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment brought in the courts referred to in Section 36(a) above and hereby further irrevocably waive and agree not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum

(c)           EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

(Signature pages follow.)

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

ICO, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Chief Financial Officer & Treasurer

BAYSHORE INDUSTRIAL, L.P.

By:	Bayshore Industrial GP, L.L.C.
Its:	General Partner
By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Chief Financial Officer & Treasurer

ICO POLYMERS NORTH AMERICA, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior Vice President, Chief Financial Officer
& Treasurer

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent and as a Lender

By:	/s/ Thomas J. Purcell
Name:	Thomas J. Purcell
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Chad D. Johnson
Name:	Chad D. Johnson
Title:	Vice President

SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (collectively, the “Subsidiary Guarantors” and, individually, “Subsidiary Guarantor”) consents and agrees to and acknowledges the terms of the foregoing Amendment No. 2 Credit Agreement, dated as of June 25, 2007 (the “Amendment”).  Each Subsidiary Guarantor specifically acknowledges the terms of and consents to the amendments set forth in the Amendment.  Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

Each Subsidiary Guarantor hereby waives and releases, to the fullest extent permitted by applicable law, the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, offsets, defenses, and counterclaims of which any of the Subsidiary Guarantors is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTOR ACKNOWLEDGMENT AND AGREEMENT OR THE AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH SUBSIDIARY GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

(Signature page follows.)

IN WITNESS WHEREOF, this Subsidiary Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

ICO GLOBAL SERVICES, INC.

By:	/s/ Donald Eric Parsons
Name:	Donald Eric Parsons
Title:	President

ICO P&O, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Treasurer & Chief Financial Officer

ICO TECHNOLOGY, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior V.P., Treasurer & Chief Financial
Officer

WEDCO TECHNOLOGY, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Treasurer & Chief Financial Officer

WORLDWIDE GP, L.L.C.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Manager

WORLDWIDE LP, L.L.C.

By:	ICO Global Services, Inc.
Its Sole Member

By:	/s/ Donald E. Parsons
Name:	Donald E. Parsons
Title:	President

ICO WORLDWIDE, L.P.
By:	Worldwide GP, L.L.C.
Its General Partner

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Manager

BAYSHORE INDUSTRIAL GP, L.L.C.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Treasurer & Chief Financial Officer

BAYSHORE INDUSTRIAL LP, L.L.C.
By:	ICO Global Services, Inc.
Its Sole Member

By:	/s/ Donald Eric Parsons
Name:	Donald Eric Parsons
Title:	President

ICO POLYMERS, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Treasurer & Chief Financial Officer

BAYSHORE RE HOLDINGS, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior V.P., Treasurer & Chief Financial
Officer

WEDCO PETROCHEMICAL, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Treasurer & Chief Financial Officer

CHINA RE HOLDINGS, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior V.P., Treasurer & Chief Financial
Officer

Exhibit A
EXHIBIT A-3

SWING LINE NOTE

$1,500,000.00	Houston, Texas
June 25, 2007

FOR VALUE RECEIVED, the undersigned ICO, INC., a Texas corporation (“ICO”), BAYSHORE INDUSTRIAL, L.P., a Texas limited partnership (“Bayshore”), and ICO POLYMERS NORTH AMERICA, INC., a New Jersey corporation (“ICO Polymers,” and together with ICO and Bayshore, the “Borrowers” and individually, each a “Borrower”), jointly and severally, hereby promise to pay, on the Swing Loan Maturity Date (as defined in the Credit Agreement hereinafter referred to), to the order of WELLS FARGO NATIONAL ASSOCIATION, a national banking association (the “Lender”), the principal sum equal to the lesser of (a) $1,500,000.00 (ONE MILLION FIVE HUNDRED THOUSAND DOLLARS) or (b) the aggregate unpaid principal amount of all Swing Loans made by the Lender to the Borrowers pursuant to the Credit Agreement (as defined below), together with interest at the rate and on the terms as specified herein.

This Swing Line Note is one of the Notes referred to in the Credit Agreement, dated as of December 8, 2005, among the Borrowers, KEYBANK NATIONAL ASSOCIATION, a national banking association, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and the other lending institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as an LC Issuer, lead arranger, bookrunner, and administrative agent (in such capacity as administrative agent, the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the Swing Line Lender (as amended and as the same may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”), and is entitled to the benefits thereof and of the other Loan Documents.  All capitalized terms used in this Note and not otherwise defined shall have the meanings set forth in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Swing Line Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Swing Line Note, except as expressly set forth in the Credit Agreement or the other Loan Documents.  No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

This Swing Line Note shall be construed in accordance with and be governed by the laws of the State of Texas, without regard to principles of conflict of law.

THE UNDERSIGNED HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS REVOLVING FACILITY NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ICO, INC.

By:
Name:	Jon C. Biro
Title:	Chief Financial Officer & Treasurer

BAYSHORE INDUSTRIAL, L.P.
By:	Bayshore Industrial GP, L.L.C.
Its:	General Partner

By:
Name:	Jon C. Biro
Title:	Chief Financial Officer & Treasurer

ICO POLYMERS NORTH AMERICA, INC.

By:
Name:	Jon C. Biro
Title:	Senior Vice President, Chief Financial Officer
& Treasurer

Exhibit B

Schedule 1

Lenders and Commitments

Lender	Revolving Commitment	Revolving Facility Percentage as of the Closing Date	Term Commitment
KeyBank National Association	$15,000,000.00	50.00%	$7,083,333.50
Wells Fargo Bank, National Association	$15,000,000.00	50.00%	$7,083,333.50
Total:	$30,000,000.00	100.00%	$14,166,667.00